UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2019

BLACK RIDGE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

(Address of Principal Executive Offices) (Zip Code)

(952) 426-1241

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	BRACU	The NASDAQ Stock Market LLC
Common Stock	BRAC	The NASDAQ Stock Market LLC
Rights	BRACR	The NASDAQ Stock Market LLC
Warrants	BRACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01       Entry into a Material Definitive Agreement.

On August 5, 2019, Black Ridge Acquisition Corp. (the “Company”) entered into an amendment (the “Amendment”) to the previously announced Agreement and Plan of Merger, dated as of December 19, 2018 (the “Agreement”), by and among the Company, Black Ridge Merger Sub Corp. (“Merger Sub”), Allied Esports Media, Inc. (f/k/a Allied Esports Entertainment, Inc.) (“AEM”), Noble Link Global Limited (“Noble”), Ourgame International Holdings Ltd. (“Ourgame”), and Primo Vital Ltd. (“Primo”). The Amendment reduces the closing condition originally contained in the Agreement requiring the Company to have minimum cash on hand following the proper exercise of conversion rights by the holders of public shares from at least $80,000,000 to $22,000,000. The Agreement also originally provided for the Company to repay $35,000,000 of indebtedness of Allied Esports and the World Poker Tour owed to Ourgame in cash at the closing of the transactions (the “Closing”). Pursuant to the Amendment, the parties agreed that instead of paying the full $35,000,000 in cash at the Closing, the Company would (i) assume $10,000,000 of the debt obligations of Ourgame and Noble (including an additional $1,200,000 of accrued interest) and (ii) repay Ourgame the remaining balance of $23,800,000by paying $3,500,000 in cash to Ourgame and its designees, issuing to Ourgame and its designees 2,928,679 shares of the Company’s common stock and Ourgame retaining $1,000,000 of the proceeds of such loans to pay its transaction expenses incurred in the Merger. In connection with entering into the Amendment, Black Ridge Oil & Gas, Inc., the Company’s sponsor (the “Sponsor”), agreed to transfer an aggregate of 600,000 shares of the Company’s common stock held by it to Ourgame.

In connection with the execution of the Amendment, the parties entered into an amendment and acknowledgment agreement (“Acknowledgment Agreement”) whereby the terms of the previously issued convertible notes (“Notes”) of Allied Esports and WPT (collectively “AEII/WPT”) whereby bridge holders provided $14 million to be used for the operations of AEII/WPT were amended. Pursuant to the Acknowledgement Agreement, the bridge holders have agreed to defer repayment of the Notes to one year and two weeks following the Closing (the “Maturity Date”). In consideration of agreeing to the deferred repayment, the bridge holders will be paid an additional six months of interest (i.e., a total of 18 months interest) to the extent any bridge holder elects not to convert their Note to equity. The Company has agreed to assume the debt under the Notes as part of the mergers contemplated by the Agreement, and agreed that the debt will be secured by all the assets of the Company following the Closing. The Sponsor has also agreed that it will not make any further transfer of its securities of the Company, subject to certain exceptions, until the debt is repaid. The Notes are convertible at any time by a holder between the Closing and the Maturity Date at the “Conversion Price.” The “Conversion Price” is the lesser of $8.50 per share or the price at which shares are issued to Ourgame or its affiliates in connection with the mergers.

On August 5, 2019, the Company and the Sponsor also entered into several additional share purchase agreements with several third parties. The form of the Purchase Agreements was the same form of purchase agreement that was previously executed by the Company on July 17, 2019 with Lyle Berman, a director of the Company and the Sponsor and Morris Goldfarb, a stockholder of the Sponsor, as previously reported on by the Company in a Current Report on Form 8-K filed on July 19, 2019. All of such purchase agreements are hereafter collectively referred to as the “Purchase Agreements” and all of the purchasers are hereafter referred to collectively as the “Purchasers.” Pursuant to the Purchase Agreements, the Purchasers have agreed to purchase an aggregate of $18,000,000 of shares of the Company’s common stock in open market or privately negotiated transactions. If the Purchasers are unable to purchase the full $18,000,000 of shares of common stock in open market or privately negotiated transactions, the Company will issue to the Purchasers newly issued shares at the Closing at a per-share price equal to the per-share amount held in the Company’s trust account (currently approximately $10.30 per share), and having an aggregate value equal to the difference between $18,000,000 and the dollar amount of shares purchased by them in the open market or in privately negotiated transactions. One of the agreements also contains certain restrictions on the use of cash from the purchase. At the Closing, the Company has agreed to issue to the Purchasers 1.5 shares of common stock for every 10 shares purchased by them under the Purchase Agreements. Additionally, the Sponsor has agreed to transfer an aggregate of 720,000 shares held by it to the Purchasers. Pursuant to the Purchase Agreements, the Company is required to file a registration statement with the SEC as promptly as practicable following Closing to register the resale of any securities purchased by the Purchasers that are not already registered and cause such registration statement to become effective as soon as possible.

The foregoing summaries of the Amendment, the Acknowledgement Agreement and the Purchase Agreements are qualified in their entirety by reference to such agreements, the forms of which are attached as exhibits hereto and are incorporated herein by reference.

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Item 7.01       Regulation FD Disclosure.

On August 6, 2019, the Company issued a press release announcing the execution of the Amendment and certain other information relating to the related transactions. The press release is included as Exhibit 99.1 hereto.

The information under this Item 7.01, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information under this Item 7.01 shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBIT HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTIONS AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF BLACK RIDGE, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBIT HERETO INCLUDE “FORWARD-LOOKING STATEMENTS.” ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, THE PARTIES’ EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE; ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED TRANSACTIONS; APPROVAL OF THE PROPOSED TRANSACTIONS BY STOCKHOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO THE PROPOSED TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF THE PROPOSED TRANSACTIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS IS CONTAINED IN BLACK RIDGE’S FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING BLACK RIDGE, THE PROPOSED TRANSACTIONS OR OTHER MATTERS AND ATTRIBUTABLE TO BLACK RIDGE OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NO PARTY UNDERTAKES OR ACCEPTS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Amendment to Agreement and Plan of Merger by and among the Company, Black Ridge Merger Sub Corp., Allied Esports Media, Inc., Noble Link Global Limited, Ourgame International Holdings Ltd. and Primo Vital Ltd.*
10.1	Amendment and Acknowledgement Agreement.
10.2	Form of purchase agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 19, 2019).
99.1	Press release

_________________

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Black Ridge agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2019

BLACK RIDGE ACQUISITION CORP.

By:	/s/ Ken DeCubellis
Name: Ken DeCubellis
Title: Chairman and Chief Executive Officer

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